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                                                                   EXHIBIT 10.16


                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") made as of November 22, 2002 by and among PREFERRED HOME MORTGAGE COMPANY, a Florida corporation ("Preferred"), TECHNICAL MORTGAGE, L.P., a Texas limited partnership ("Technical Mortgage"; Preferred and Technical Mortgage, collectively "Borrowers"), and GUARANTY BANK ("Lender").

                              W I T N E S S E T H:

         WHEREAS, Borrowers and Lender have entered into that certain Credit Agreement dated as of August 1, 2002 (as heretofore amended, the "Original Credit Agreement"), for the purposes and consideration therein expressed, pursuant to which Lender became obligated to make loans to Borrowers as therein provided; and

         WHEREAS, Borrowers and Lender desire to amend the Original Credit Agreement as provided herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Lender to Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References

         ss. 1.1. Terms Defined in the Original Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Amendment.

         ss. 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this ss.1.2.

                  "Amendment" has the meaning set forth in the introductory paragraph hereto.


                                   SECOND AMENDMENT TO RESTATED CREDIT AGREEMENT


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                  "Amendment Documents" means, collectively, this Amendment and the confirmation by Guarantor with respect to this Amendment.

                  "Credit Agreement" means the Original Credit Agreement as amended hereby.

                  "Original Omnibus Certificate" means the Omnibus Certificate dated August 1, 2002 executed and delivered by officers of Borrowers pursuant to the Original Credit Agreement.

                                   ARTICLE II.

                     Amendments to Original Credit Agreement

         ss. 2.1. Definitions. The definition of "Alt A/Subprime Sublimit" in
Section 1.1 of the Original Credit Agreement is hereby amended in its entirety to read as follows:

                  "'ALT A/SUBPRIME SUBLIMIT' means twenty percent (20%) of the Commitment."

                                  ARTICLE III.

                           Conditions of Effectiveness

         ss. 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when Lender shall have received, at Lender's office,

                  (a)      a duly executed counterpart of this Amendment,

                  (b) a duly executed Consent and Agreement in the form of Exhibit A hereto,

                  (c) a duly executed certificate of the president - chief executive officer and secretary of Preferred certifying that (i) the specimen signatures of certain duly elected, qualified and acting officers of Preferred attached to the Officers' Certificate dated as of October 15, 2002 are true and correct, (ii) resolutions of its board of directors attached to the Original Omnibus Certificate authorizing the execution, delivery, and performance of this Amendment are in full force and effect, (iii) the Articles of Incorporation and Bylaws of Preferred attached to the Original Omnibus Certificate have not been amended since the date of such Certificate,

                  (d) a duly executed certificate of the president - chief executive officer and secretary of General Partner certifying that (i) the specimen signatures of certain duly elected, qualified and acting officers of General Partner attached to the Officers' Certificate dated as of October 15, 2002 are true and correct, (ii) resolutions of the board of directors of Preferred by

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         its authority as managing member of General Partner, attached to the
         Original Omnibus Certificate authorizing the execution, delivery, and performance of this Amendment are in full force and effect, (iii) the Articles of Organization and Members' Agreement of General Partner attached to the Original Omnibus Certificate have not been amended since the date of such Certificate, and (iv) the Certificate of Limited Partnership and the Amended and Restated Agreement of Limited Partnership of Technical Mortgage have not been amended since the date of such Certificate,

                  (e) each other document to be executed and delivered by Borrowers pursuant hereto or thereto.

                                   ARTICLE IV.

                         Representations and Warranties

         ss. 4.1. Representations and Warranties of Borrowers. In order to induce Lender to enter into this Amendment, each Borrower represents and warrants to Lender that:

                  (a)      The representations and warranties contained in
         Article IV of the Original Credit Agreement are true and correct at and as of the time of the effectiveness hereof;

                  (b) Each Borrower is duly authorized to execute and deliver this Amendment and the other Amendment Documents and is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Each Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of the obligations of such Borrower hereunder and thereunder;

                  (c) The execution and delivery by each Borrower of this Amendment and the other Amendment Documents, the performance by such Borrower of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of such Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon such Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of such Borrower. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by either Borrower of this Amendment and the other Amendment Documents or to consummate the transactions contemplated hereby and thereby;


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                  (d)      When duly executed and delivered, each of this
         Amendment and the other Amendment Documents will be a legal and binding instrument and agreement of each Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally; and

                  (e) The draft of audited annual Consolidated financial statements of Borrowers dated as of December 31, 2001 and the unaudited quarterly Consolidated financial statements of Borrowers dated as of September 30, 2002 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Borrowers. Copies of such financial statements have heretofore been delivered to Bank. Since such dates no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrowers.

                                   ARTICLE V.

                                  Miscellaneous

         ss. 5.1. Ratification of Agreement and Guaranties.

                  (a) The Original Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. Any reference to the Note in any other Loan Document shall be deemed to be a reference to the Renewal Note issued and delivered pursuant to this Amendment. The execution, delivery and effectiveness of this Amendment, the other Amendment Documents, shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

                  (b) Each Borrower hereby ratifies and confirms the Guaranty dated as of August 1, 2002 made by it for the benefit of Lender covering the Obligations of the other Borrower, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

         ss. 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrowers herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrowers hereunder or under the Credit Agreement to Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrowers under this Amendment and under the Credit Agreement.


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         ss. 5.3. Loan Documents. This Amendment and the other Amendment
Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

         ss. 5.4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         ss. 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be duly executed by facsimile or other electronic transmission.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]



                                 5 SECOND AMENDMENT TO RESTATED CREDIT AGREEMENT


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         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.



BORROWERS:                       PREFERRED HOME MORTGAGE COMPANY


                                 By: /s/ Paul Leikert
                                    --------------------------------------------
                                    Name: Paul Leikert
                                    Title: President


                                 TECHNICAL MORTGAGE, L.P.

                                 By: TM INVESTMENTS, L.L.C., its General Partner


                                     By: /s/ Paul Leikert
                                        ----------------------------------------
                                        Name: Paul Leikert
                                        Title: President


LENDER:                          GUARANTY BANK


                                 By: /s/ Carolyn Eskridge
                                    --------------------------------------------
                                    Carolyn Eskridge
                                    Senior Vice President



                                   SECOND AMENDMENT TO RESTATED CREDIT AGREEMENT

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THE STATE OF                      )
            --------------------- )
COUNTY OF                         )
          -----------------------


         This instrument was acknowledged before me on _________________, 2002, by ___________________________, ___________________ of PREFERRED HOME MORTGAGE
COMPANY, a Florida corporation, on behalf of said corporation.


                                          -------------------------------------
                                          Notary Public, State of
                                                                  -------------

                                          -------------------------------------
                                          (printed name)

My Commission Expires:

------------------------



THE STATE OF                      )
            --------------------- )
COUNTY OF                         )
          -----------------------


         This instrument was acknowledged before me on _______________, 2002, by ______________________, _______________________ of TM INVESTMENTS, L.L.C., a
Texas limited liability company, the general partner of TECHNICAL MORTGAGE, L.P., a Texas limited partnership, on behalf of said partnership.


                                          -------------------------------------
                                          Notary Public, State of
                                                                  -------------

                                          -------------------------------------
                                          (printed name)

My Commission Expires:

------------------------


                                   SECOND AMENDMENT TO RESTATED CREDIT AGREEMENT


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                                                                       EXHIBIT A


                              CONSENT AND AGREEMENT


         TECHNICAL OLYMPIC USA, INC. hereby consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms the Guaranty dated as of August 1, 2002 made by it for the benefit of Lender, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.


                                         TECHNICAL OLYMPIC USA, INC.




                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                   SECOND AMENDMENT TO RESTATED CREDIT AGREEMENT